UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2009

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Greenway Plaza, Suite 2200
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-5100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
           On June 17 and 18, 2009, Hercules Offshore, Inc. (the “Company”) entered into separate exchange agreements with certain holders of its 3.375% Convertible Senior Notes due 2038 (the “Notes”), pursuant to which holders of approximately $45.8 million in aggregate principal amount of the Notes agreed to exchange their Notes for an aggregate of 7,755,440 shares of the Company’s common stock and the payment of accrued interest (collectively, the “Exchange”). Approximately $95.9 million of the Notes will remain outstanding after the closing of the Exchange, which is expected to occur on June 23, 2009. A copy of the form of exchange agreement is attached to this Current Report as Exhibit 10.1.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     See Item 1.01 above which is incorporated herein by reference. The issuance of the 7,755,440 shares of common stock will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption under Section 4(2) of the Securities Act and Rule 506 of Regulation D, as the Exchange was not public.
ITEM 7.01 REGULATION FD DISCLOSURE
Exchange Agreements
          On June 18, 2009, the Company issued a press release announcing it had entered into separate exchange agreements with certain holders of $45.8 million aggregate principal amount of Notes, pursuant to which the Company agreed to exchange the Notes for an aggregate of 7,755,440 shares of the Company’s common stock and the payment of accrued interest. A copy of the Company’s press release is attached to this Current Report as Exhibit 99.1.
Fleet Status Report
          Also on June 18, 2009, the Company is posting on its website at www.herculesoffshore.com a report entitled “Hercules Offshore Fleet Status Report” (the “Fleet Status Report”). The Fleet Status Report includes the Hercules Offshore Rig Fleet Status (as of June 16, 2009), which contains information for each of the Company’s drilling rigs, including contract dayrate and duration. The Fleet Status Report also includes the Hercules Offshore Liftboat Fleet Status Report, which contains information by liftboat class for May 2009, including revenue per day and operating days. The Fleet Status Report is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
          The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference.
          The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
ITEM 8.01 OTHER EVENTS
Agreement to Sell Hercules 100 and Hercules 110
          On June 15, 2009, the Company, through certain of its subsidiaries, executed an agreement to sell its Hercules 100 and Hercules 110 jackup drilling rigs for a total purchase price of $12.0 million. The Hercules 100 is retired and stacked in Sabine Pass, Texas, and the Hercules 110 is cold-stacked in Trinidad. The closing of the sale of the Hercules 100 and Hercules 110 is expected to occur on or before August 15, 2009 and is subject to customary closing conditions.
Debt Covenant Compliance
          The Company has a $1,150.0 million credit facility (the “Credit Agreement”), consisting of a $900.0 million term loan facility and a $250.0 million revolving credit facility. The Company’s Credit Agreement requires that it meet certain financial ratios and tests. As of March 31, 2009 the Company was in compliance with all of its financial covenants under its credit facility. However, based upon the Company’s current operating forecast for the remainder of 2009, if the Company is not able to undertake sufficient additional mitigating actions beyond those announced today, the Company would not be in compliance with certain of its debt covenants when it reports its results for the year ended December 31, 2009. The Company’s failure to comply with such covenants would result in an event of default under the Credit Agreement. An event of default could prevent the Company from borrowing under the revolving credit facility, which would in turn have a material adverse effect on the Company’s available liquidity.

Additionally, an event of default could result in the Company having to immediately repay all amounts outstanding under the term loan facility and the revolving credit facility and in the foreclosure of liens on its assets. An event of default could raise substantial doubt as to whether the Company will be able to continue its business under normal operations. The Company may refinance its loan or seek an amendment of its Credit Agreement at materially increased cost. In the event of an amendment, the lenders may impose additional operational and financial restrictions which could further limit the Company’s ability to adequately respond to changing business conditions and from capitalizing on future business opportunities.
          The exchange of equity for the Notes and the sale of Hercules 100 and Hercules 110 announced today are steps to strengthen the Company’s capital structure and to mitigate a breach of the financial covenants under the Credit Agreement. Those actions alone are unlikely to be sufficient to avoid a breach of its covenants; therefore, the Company may pursue other mitigating actions that could include, but are not limited to, one or more of the following: seeking an amendment of the Credit Agreement; additional asset sales; and the issuance of debt, convertible debt or equity.
          This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Such statements are subject to a number of risks, uncertainties and assumptions, including contracts, dayrates, our plans and other factors described in Hercules Offshore’s most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s Web site at http://www.sec.gov or the Company’s Web site at http://www.herculesoffshore.com . Hercules Offshore cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

Exhibit Number	Description

10.1	Basic Form of Exchange Agreement

99.1	Press release dated June 18, 2009

99.2	Hercules Offshore Fleet Status Report

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: June 18, 2009	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Basic Form of Exchange Agreement

99.1	Press release dated June 18, 2009

99.2	Hercules Offshore Fleet Status Report